UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     July 15, 2009
                                                      -----------------
                                                      (July 15, 2009)
                                                      ------------------

                          Prepaid Card Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada               000-53270                 76-0222016
--------------------------------------------------------------------------------
   (State or other      (Commission File Number)     (I. R. S. Employer
   jurisdiction of                                   Identification No.)
    incorporation)

      18500 Von Karman, Suite 530 Irvine, CA               92612
--------------------------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)

Issuer's telephone number, including area code   877-237-6260 x 110
                                               --------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 15, 2009, holders of a majority of the outstanding common stock of Prepaid Card Holdings, Inc. (the "Company") executed a written shareholder consent removing Robert Christiansen as a director of the Corporation. Mr. Christiansen was removed due to irreconcilable differences in opinion with the Company's majority shareholder.

Mr. Christiansen has been provided with a copy of the disclosures contained in this Report on Form 8-K, has been given an opportunity to review and agree to such disclosures, and has advised the registrant that he agrees with such disclosures.

On July 15, 2009, the Board of Directors appointed Rick Galasieski to the office of Senior Vice President.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PREPAID CARD HOLDINGS, INC.
(Registrant)


Dated: July 15, 2009        By:    \s\ Bruce Berman
                                   ----------------
                                   Bruce Berman
                                   Chief Executive Officer